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                                                                EXHIBIT 24.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the inclusion in this registration statement on Form S-11 (File No.333- ) of our report dated July 10, 1997 on our audit of the balance sheet of Corporate Property Associates 14, Incorporated. We also consent to the reference to our firm under the caption "Experts".

                                                  /s/ COOPERS & LYBRAND LLP.

New York, New York
July 16, 1997.